Exhibit 32.1


                        Whole Living, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned executive officer of Whole Living, Inc. (the "Company") certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(a) the quarterly report on Form 10-QSB of the Company for the quarter ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                   /s/ Ronald K. Williams
Date:  August 11,  2006            ____________________________________
                                   Ronald K. Williams
                                   Chief Executive Officer



                                   /s/ Robert Reitz
Date:  August 11, 2006             ____________________________________
                                   Robert Reitz
                                   Chief Financial Officer